Ticker: Class R PORTX | Class I PORIX

Summary Prospectus
October 31, 2012

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.portfolio21.com/open_account.php.  You may also obtain this information at no cost by calling 866.209.1962.  The Fund’s Prospectus and Statement of Additional Information, both dated October 31, 2012, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Portfolio 21 Fund (the “Fund”) seeks long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	Class R	Class I
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class R	Class I
Management Fee	0.95%	0.95%
Distribution and Service (12b-1) Fee	0.25%	None
Other Expenses	0.27%	0.22%
Total Annual Portfolio Operating Expenses(1)	1.47%	1.17%

(1)
Portfolio 21 Investments (the “Advisor”) has contractually agreed to reduce its fees and/or pay the Fund’s expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Portfolio Operating Expenses for Class R shares and Class I shares of the Fund to 1.50% and 1.20%, respectively, of each class’ average net assets (the “Expense Caps”).  The Expense Caps will remain in effect until at least October 31, 2013. The Agreement may be terminated at any time by the Board upon 60 days’ written notice to the Advisor, or by the Advisor with the consent of the Board. The Advisor may request recoupment for management fee waivers and/or Fund expense payments made in the prior three fiscal years.

Example

This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R	$150	$465	$803	$1,757
Class I	$119	$372	$644	$1,420

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in common stocks of companies that the Advisor believes are leaders in managing environmental risks and opportunities, have above average growth potential, and are reasonably valued.  The Fund invests globally and has exposure to emerging and developed markets.  The Fund may invest in companies of any size, and seeks diversification by country and economic sector.

Under normal market circumstances, between 40% and 70% of the Fund’s investments will typically be in foreign securities, either directly or through American Depositary Receipts (“ADRs”).  The Fund’s foreign exposure may be invested in companies domiciled in emerging markets as well as companies domiciled in developed markets.  There is no limit to the percent of the Fund’s foreign holdings that may be invested in either emerging or developed markets.  The Fund’s foreign exposure may be invested entirely in companies from emerging markets.

A security will be sold within a reasonable period of time if the company no longer meets the Advisor’s environmental evaluation criteria or if the company no longer meets the Advisor’s minimum financial standards.

Principal Investment Risks

There is a risk that you could lose all or a portion of your investment in the Fund.  The following principal risks can affect the value of your investment:

•
General Market Risk:  The market price of a security may fluctuate, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

•
Small- and Medium-Sized Company Risk:  Investing in securities of small- and medium-sized companies, even indirectly, may involve greater volatility than investing in larger and more established companies.

•	Management Risk: The Advisor may fail to implement the Fund’s investment strategies and meet its investment objective.

•
Foreign Securities and Emerging Markets Risk:  Foreign securities involve increased risks due to political, social and economic developments abroad, as well as due to differences between U.S. and foreign regulatory practices.  These risks are enhanced in emerging markets.

•
Environmental Policy Risk:  The Fund’s environmental policy could cause it to underperform compared to similar funds that do not have such a policy.  Accordingly, the Fund may forego opportunities to buy certain securities when it might otherwise be advantageous to do so, or may sell securities for environmental reasons when it might be otherwise disadvantageous for it to do so.

Performance

The following performance information provides some indication of the risks of investing in the Fund.  The bar chart below illustrates how the Fund’s Class R shares total returns have varied from year to year.  The table below illustrates how the Fund’s average annual total returns for 1, 5, and 10-year periods compare with that of a broad-based securities index and an additional index provided to offer a broader market perspective.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.portfolio21.com.

Calendar Year Total Return*
Class R
* The Fund’s year-to-date return for Class R shares as of September 30, 2012 was 9.89%.

During the period shown in the bar chart, the Fund’s Class R shares’ highest quarterly return was 20.42% for the quarter ended June 30, 2009, and the lowest quarterly return was -20.69% for the quarter ended September 30, 2002.

Average Annual Total Returns as of December 31, 2011
	1 Year	5 Years	10 Years
Class R
Return Before Taxes	-8.04%	-1.26%	4.37%
Return After Taxes on Distributions	-7.96%	-1.22%	4.39%
Return After Taxes on Distributions and Sale of Fund Shares	-4.89%	-0.90%	3.96%
Class I
Return Before Taxes	-7.79%	-1.00%	4.35%
MSCI World IndexSM (reflects no deduction for fees, expenses or taxes)	-5.02%	-1.82%	4.15%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)(1)	2.11%	-0.25%	2.92%
(1)	Effective immediately, due to the global nature of the Fund’s investments, the Fund will no longer use the S&P 500® Index as a benchmark for its returns.

Class I shares of the Fund commenced operations on March 30, 2007.  Performance shown for Class I shares for periods prior to its inception reflects the performance of Class R shares, adjusted to reflect Class I expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).  The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

Investment Advisor

Portfolio 21 Investments

Investment Team

Name	Title	Managed the Fund Since
James Madden, CFA	Chief Investment Officer and Senior Portfolio Manager	Inception (1999)
Anthony Tursich, CFA	Senior Portfolio Manager	Inception (1999)
Beth Williamson	Senior Research Analyst	2006
Emily Lethenstrom	Senior Research Analyst	2007
John Streur	President	2012

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (Portfolio 21, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone toll-free at 866.209.1962, or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown in the table below.

Minimum Investments
	To Open Regular Account	To Open Retirement or Tax-Deferred Account	To Open an Automatic Investment Plan	To Add to Your Account
Class R Shares	$5,000	$1,000	$1,000	$100
Class I Shares	$1,000,000	$1,000,000	N/A	$1,000

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account that does not invest with borrowed funds.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.